SPDR® SERIES TRUST

Supplement dated September 29, 2015

to the Statement of Additional Information (the “SAI”)

dated October 31, 2014, as supplemented

SPDR® Global Dow ETF

SPDR® Barclays Short Term Corporate Bond ETF

SPDR® Barclays International High Yield Bond ETF

SPDR® BofA Merrill Lynch Emerging Markets Corporate Bond ETF

Effective September 30, 2015, the following supplements the non-fundamental investment restrictions starting on page 45 of the SAI:

In addition, with respect to SPDR Global Dow ETF, SPDR Barclays Short Term Corporate Bond ETF, SPDR Barclays International High Yield Bond ETF, and SPDR BofA Merrill Lynch Emerging Markets Corporate Bond ETF, each Fund will neither invest in securitized instruments (including asset-backed securities, mortgage-backed securities, or asset-backed commercial paper) nor sweep excess cash into any non-governmental money market fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

DGTSUPSAI